Endurance and Aspen: Creating a Global Leader in Specialty Insurance and Reinsurance April 14, 2014 Exhibit 99.1

Cautionary Note Regarding Forward Looking Statements
Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. These statements may also include assumptions about our proposed acquisition of Aspen (including its benefits, results, effects and timing). Statements which include the words "should," "would," "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-
looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2013.  Additional risks and uncertainties related to the proposed transaction include, among others, uncertainty as to whether Endurance will be able to enter into or consummate the transaction on the terms set forth in the proposal, the risk that our or Aspen’s shareholders do not approve the transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, uncertainty as to the actual premium of the Endurance share component of the proposal that will be realized by Aspen shareholders in connection with the transaction, competitive responses to the transaction, the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated, the risk that the conditions to the closing of the transaction are not satisfied, costs and difficulties related to the integration of Aspen’s businesses and operations with Endurance’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Regulation G Disclaimer
In this presentation, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the proposed transaction in a manner that allows for a more complete understanding.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at
www.endurance.bm.
The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes
Endurance’s underlying business performance.  Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
Return on Equity (ROE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  The Company presents various measures of
Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Certain information included in this presentation has been sourced from third parties. Endurance does not make any representations regarding the accuracy, completeness or timeliness of such third party information. Permission to cite such information has neither been sought nor obtained.
All information in this presentation regarding Aspen, including its businesses, operations and financial results, was obtained from public sources.  While Endurance has no knowledge that any such information is inaccurate or incomplete, Endurance has not had the opportunity to verify any of that information.
Additional Information
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. All references in this presentation to “$” refer to United States dollars. The contents of any website referenced in this presentation are not incorporated by reference herein.
Forward looking statements & Regulation G disclaimer

Third Party-Sourced Information

Endurance and Aspen – A Compelling Combination
Transaction will yield significant value for shareholders and create a company with greater scale, market presence, diversification and profit potential

•
Proposed transaction offers upfront and long-term value for Aspen’s shareholders
–
Substantial premium valuation
–
Opportunity to receive cash and/or Endurance shares
•
The combination of Endurance and Aspen is a unique opportunity to create a global leader in the specialty insurance and reinsurance sector
–
Over $5 billion of combined annual gross premiums written, diversified across products and geographies
–
Over $5 billion of pro forma common shareholders’ equity and $7.6 billion in total capital, yielding a large and strong capital base to compete in the increasingly competitive global market
•
The transaction will create a company with a superior financial profile
–
Increased scale, diversification, market presence and relevance
–
Enhanced profitability driven by:
•
Strong management team comprised of industry-leading talent from both companies
•
World-class underwriting expertise
•
Meaningful synergies from the transaction

Proposed Transaction Summary
Compelling value for Aspen shareholders and significant earnings and ROE accretion for Endurance shareholders

Notes
1. Based on 66.7MM fully-diluted Aspen shares as of 2/24/2014
Transaction Proposal •
Value
•
–
–
Consideration
•
•
Financing
•
•
Endurance CEO
Investment
•
Pro Forma Ownership
•
•
•
Financial Benefits
•
•
Endurance to acquire all of the common shares of Aspen
Aggregate consideration mix of 40% cash and 60% stock
$1.3 billion of cash consideration to be funded through Endurance’s substantial cash resources and a new equity investment
Endurance has received a written commitment for the purchase of $1.05 billion of newly issued common shares provided by investors led by funds advised by CVC Capital Partners Advisory (U.S.), Inc. and its affiliates
John Charman, Endurance’s Chairman and Chief Executive Officer, has committed to purchase an additional
$25 million of Endurance common shares in connection with the transaction
44% by Endurance shareholders
35% by Aspen shareholders
21% by New Investors
Significant EPS and ROE accretion for Endurance shareholders
Over $100 million of annual synergies
1.16x diluted book value per share at 12/31/2013 and 13.4x 2014 consensus Street earnings estimates
21% premium to Aspen’s closing share price on 4/11/2014 and 15% premium to all-time high
Proposal values Aspen at $47.50 per share or $3.2 billion
(1)
Aspen shareholders can elect to receive (i) $47.50 in cash per Aspen share, (ii) 0.8826 Endurance common shares for each Aspen share, or (iii) a combination of cash and Endurance shares, subject to customary proration

Combined Company Will Have Scale to Compete With Market
Leaders

Notes
1. As of 12/31/2013, pro forma for transaction, excluding purchase accounting adjustments and transaction expenses
Common Shareholders’ Equity of Peer Companies
As of 12/31/2013
$Bn
(1)
10.0
7.0
5.9
5.4
5.3
5.2
3.7
3.5
3.5
2.7
2.5
1.7
1.6
1.5
0.0
2.0
4.0
6.0
8.0
10.0
12.0
XL RE PRE ENH+AHL ACGL AXS VR AWH RNR AHL ENH PTP AGII MRH

Transaction Creates Company With Improved Market Presence
and Diversification

Diversified Platform Across Products
and Geographies
Increased Scale and Market Presence
• Combination creates an enterprise with
over $5 billion of annual gross premiums
written
• Expanded leadership and underwriting
expertise
• Increased size allows organization to better
capitalize on distribution relationships
• Greater scale better positions combined
company to compete with largest players
as competition intensifies
• Endurance and Aspen share certain
common businesses; however, the relative
weighting of each is quite complementary
• Aspen’s strength in the Lloyd’s market and
Endurance’s market-leading U.S.
agriculture business are examples of
uncorrelated and diversified businesses
• The global breadth and diversity of the
combined business will be more relevant
for brokers and customers
• Aspen’s Lloyd’s platform complements
global insurance and reinsurance footprint
and is highly attractive to Endurance

Transaction Creates Company With Stronger Capitalization and
Enhanced Profitability

Enhanced Profitability
• With common shareholders’ equity of
$5.4 billion and total capital of $7.6
billion, the combined company will
have scale comparable to many of its
key competitors
(1)
• Larger, stronger balance sheet will be
better positioned to pursue growth and
withstand volatility
• Additional capital efficiencies due to
improved business diversification
• Combined company will be well
positioned to produce an improved ROE
• Meaningful transaction synergies
through cost savings, underwriting
improvements and capital efficiencies
• Larger asset base will enable the
combined company to capitalize on
investment opportunities as they arise
Strong Balance Sheet and Capital Position
Notes
1. Figures as of 12/31/2013, pro forma for transaction, excluding purchase accounting adjustments and transaction expenses

Casualty &
Specialty
21%
Combined Business Well Diversified Across Business Lines and Sectors
Geographic and distribution diversification benefits are also achieved

Endurance Aspen Combined
Property
2%
Agriculture
36%
Professional
Lines
6%
Casualty &
Other Specialty
12%
Property
9%
Casualty &
Other
Specialty
16%
Financial &
Professional
Lines
13%
Marine, Energy
& Transportation
20%
Catastrophe
13%
Property
11%
Casualty &
Specialty
20%
Property
Catastrophe
10%
Other
Property
11%
Casualty &
Specialty
21%
GPW: $2.7Bn GPW: $2.6Bn GPW: $5.3Bn
Insurance 55% Reinsurance 45% Insurance 57% Reinsurance 43%
Catastrophe
12%
Insurance 56% Reinsurance 44%
Agriculture
18%
Property
5%
Casualty &
Other
Specialty
14%
Professional
Lines
9%
Marine, Energy
& Transportation
10%
Property
11%
Notes
1. Includes Professional Lines reinsurance segment for Endurance
2. Includes Programs insurance segment for Aspen
(1)
(2)
(1)
(2)

Proposal Provides Compelling Value for Aspen Shareholders

Notes
1. For the 30 calendar days ending 4/11/2014
2. Based on diluted book value per share at 12/31/2013
3. Based on consensus Street estimates for 2014 EPS as of 4/11/2014
Substantial Premium to Trading Prices Attractive Valuation Multiples
vs. 5-year Average P/BV
Proposal Price Per Share $47.50
vs. Diluted BVPS
(2)
$40.90 1.16x
0.79x +46.8%
vs. 2014E Earnings
(3)
$3.55 13.4x
Proposal Price Per Share $47.50
vs. Price as of 4/11/2014 $39.37 +20.7%
vs. 1-month VWAP
(1)
$39.27 +21.0%
vs. All Time High $41.43 +14.7%

Proposed Valuation Well Above Aspen’s Historical Trading Prices

1.16x
0.96x
$47.50
$39.37
Aspen Share Price – Last 5 Years
4/11/2009 – 4/11/2014
Aspen P/BV – Last 5 Years
4/11/2009 – 4/11/2014
5-Yr Average: 0.79x
$20
$30
$40
$50
Apr-09 Apr-10 Apr-11 Apr-12 Apr-13
Historical Share Price Proposed Purchase Price
0.50x
0.75x
1.00x
1.25x
Apr-09 Apr-10 Apr-11 Apr-12 Apr-13
Historical P/BV Proposed Purchase Price

•
Over $100 million of annual synergies, including:
– Cost savings
– Underwriting improvements
– Capital efficiencies
– Enhanced capital management opportunities
Financially Compelling Transaction
Transaction economics are highly attractive for ongoing Endurance shareholders

Notes
1. As of 12/31/2013, pro forma for transaction, excluding purchase accounting adjustments and transaction expenses
2. Excluding integration charges
Key Financial Drivers Combined Balance Sheet Strength
(1)
Summary of Financial Impact to Endurance
EPS
(2)
• >10% accretion in 2015
ROE
(2)
•
11 – 13% pro forma ROE in 2015; 100bps increase vs. standalone Endurance ROE
Book Value Per Share
• Modest initial dilution to book value per share
Endurance Pro Forma
Common Shareholders’ Equity
$2.5Bn $5.4Bn
Cash and Invested Assets
$6.6Bn $14.6Bn
Total Capital
$3.4Bn $7.6Bn
Debt / Total Capital
15.5% 14.9%

Illustrative Future Value of Aspen Shares (1)(2)
•
Based on consensus Street
estimates for Aspen’s ROE
and current trading
multiples, it will take Aspen
over 2 years to surpass the
$47.50 proposed
acquisition price
•
The transaction provides
Aspen shareholders the
ability to achieve values
meaningfully higher than
Aspen’s future value
implied by consensus
Street estimates
Transaction Provides Substantial Premium and Significant
Upside Potential

Notes
1. Assumes Aspen shareholders receive 0.8826 shares of Endurance for each share of Aspen
2. Assumes Aspen and pro forma dividend yield maintained at current level as of 4/11/2014 in all scenarios; dividend yield based on trailing 12-months dividends per share divided by current share price
3. Assumes P/BV of 1.0x-1.2x for 11-13% ROE
4. Assumes P/BV of 1.0x; consensus Street estimates for Aspen’s ROE based on median 2014 ROE estimate of 8.4% for +1 year and median 2015 ROE estimate of 8.6% for +2 years and +3 years; estimates as of 4/11/2014
Historical Aspen
Share Price
Pro forma at
11-13% ROE
(3)
Current +1 Year +2 Years +3 Years -1 Year
Aspen standalone
at consensus
Street estimates
(4)
$39.37
$43
$46
$50
$61
$47.50
$77
$30
$40
$50
$60
$70
$80

Common Equity Financing
Industry-leading investors making substantial investment in the combined company

•
Endurance has received a written commitment for the purchase of $1.05 billion of newly issued common shares by investors led by funds advised by CVC Capital Partners Advisory (U.S.), Inc. and its affiliates
– The investors have already completed due diligence on Endurance and the merits of the transaction
– The investment is subject to customary due diligence of Aspen by the investors, in coordination with
Endurance, and the closing of the proposed transaction, as well as other customary conditions to closing
•
Key terms of the $1.05 billion investment:
– Endurance common shares at a pre-negotiated discount to an average market price of Endurance common shares prior to the announcement of Endurance’s proposal to acquire Aspen
– Warrants to purchase additional Endurance common shares with an exercise price higher than an average market price of Endurance common shares prior to the announcement of Endurance’s proposal to acquire Aspen
– Customary governance rights for a significant minority investment in a publicly traded company
•
John Charman has committed to purchase an additional $25 million of Endurance common shares at an average market price of Endurance common shares prior to the announcement of Endurance’s proposal to acquire Aspen
– No discount
– No warrants to purchase additional shares
– This additional investment is subject to the closing of the proposed transaction

•
Proposed transaction offers upfront and long-term value for Aspen’s shareholders
– Substantial premium valuation
– Opportunity to receive cash and/or Endurance shares
•
The combination of Endurance and Aspen is a unique opportunity to create a global leader in the specialty insurance and reinsurance sector
– Over $5 billion of combined annual gross premiums written, diversified across products and geographies
– Over $5 billion of pro forma common shareholders’ equity and $7.6 billion in total capital, yielding a large and strong capital base to compete in the increasingly competitive global market
•
The transaction will create a company with a superior financial profile
– Increased scale, diversification, market presence and relevance
– Enhanced profitability driven by:
• Strong management team comprised of industry-leading talent from both companies
• World-class underwriting expertise
• Meaningful synergies from the transaction
Conclusion

Endurance and Aspen: A Global Leader in Specialty Insurance and Reinsurance

Additional Information About Endurance

•
“A” ratings from AM Best and S&P
•
$3.4 billion of total capital
•
Conservative, short-duration, AA
rated investment portfolio
•
Prudent reserves
•
Diversified and efficient capital
structure
•
Since inception, returned $2.0
billion to investors through
dividends and share repurchases
Endurance Has Strong Foundation to Build on
Strong balance sheet, diversified portfolio and robust infrastructure

Strategic Initiatives
•
Substantially expanded global
underwriting and leadership talent
•
Optimized balance of insurance and
reinsurance portfolios to lower
volatility and improve profitability
•
Streamlined support operations to
generate significant savings to fund
underwriting additions
•
Improved financial results reflect
recent actions
Diversified Portfolio of Businesses
•
Portfolio of approximately $2.7
billion in annual gross premiums
written
•
Book of business diversified
between insurance and reinsurance
as well as short tail and long tail
lines of business
•
Proven leader in U.S. agriculture
insurance business
•
Focus on specialty lines of business,
with industry-leading talent
Strong Balance Sheet and Capital
Strong and seasoned franchise
Inception to date operating ROE of 11.0%
10 year book value per share plus dividends CAGR of 10.6%
Continuous improvement in performance and market positioning

50
40
30
20
10
0
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
ENH
AHL
Peers Average

Endurance

Endurance Share Price Performance Reflects Investor Confidence
Endurance’s strategy has been strongly supported by the investment community

Notes
1. Peers include ACGL, AGII, AWH, AXS, MRH, PRE, PTP, RE, RNR, VR and XL
Share Price Performance: Endurance vs. Peers
(1)
1/1/2013 – 4/11/2014
%
+29%
+36%
+23%
Equity Research #1
- February 6, 2014
“The company has laid out a goal to dramatically grow its insurance premiums over the next three years excluding its crop business. The fourth quarter already demonstrated signs of such
growth.
Excluding
crop, the gross insurance premiums grew by 27% in the quarter. As new teams join the company and Endurance expands its presence in London, we would expect this double digit [growth] to continue.”
“Earlier this week, we spent a day with recently appointed CEO John
Charman visiting with investors. We walked away from the meetings with increased confidence in Endurance's long-term prospects, with the company now having the vision and direction it has long lacked and a plan for growth that we see as largely achievable over a three-year period.”
Equity Research #2
- December 6, 2013
Equity Research #3
- May 28, 2013
“Mr. Charman has an excellent long-term underwriting track record, particularly in specialty insurance ... Mr. Charman made a name for himself in the London insurance market. The syndicate he ran dramatically outperformed the Lloyd’s market over a 13 year period before he left. ... Axis performed well during Mr. Charman’s time at the helm with compound annual growth in book value of 14% (including dividends).”

10 Year CAGR: 10.6%, 5 Year CAGR: 13.0%

Endurance

Endurance Has Delivered Strong Financial Results Since Inception

Growth in Diluted Book Value Per Common Share ($)
From December 31, 2001 – December 31, 2013
19.37
21.73
24.03
27.91
23.17
28.87
35.05
33.06
44.61
52.74
50.56
52.88
55.18
0.32
1.13
4.13
5.13
6.13
7.13
8.33
9.57
10.85
$0
$10
$20
$30
$40
$50
$60
$70
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Book Value Per Share
Cumulative Dividends
2.13
3.13

Specialty Insurance Strategic Direction
Expanding underwriting talent, refocusing underwriting, rebalancing the portfolio and improving positioning and relevance in the market

Initial products include:
•
•
•
• Misc. commercial
classes
• Fin. institutions
• Inland marine
• Excess casualty (E&S
and retail)
• Ocean marine
• Numerous professional
line underwriters
• Misc.
commercial
classes
• Financial
institutions
• Lawyers
• Commercial
management liability
• Surety
• Healthcare
• Jack Kuhn
CEO , Global Insurance
• Graham Evans
EVP & Head of
International Insurance
• Doug Worman
EVP & Head of U.S.
Insurance
• Richard Allen
EVP & Head of
Professional Lines
• Richard Housley
EVP & General
Manager of London
Insurance
• Cliff Easton
EVP & Global Head of
Energy
Energy
Property
Professional Lines
Significantly
enhancing the
leadership team
Increased
Market
Presence
and
Diversity
Opened an insurance office
in London
Meaningfully
expanded
underwriting abilities
in 2013

+27%
200
150
100
50
112
143
4Q'12
4Q'13

•

Endurance

Insurance GPW (ex. Agriculture)
•
Significant and tangible improvements in 2013
to increase market presence and diversity
–
Attracted and retained teams of high
quality underwriters
–
Expanded underwriting and product
capabilities
–
Withdrew from unprofitable lines
Endurance Has an Attractive and Growing Specialty Insurance Franchise
Two pillars of a unique insurance platform with demonstrated improvement across specialty lines to complement market-leading Agriculture franchise

Established Market Leader in Agriculture
•
ARMtech is a top 5 player in the attractive
multi peril crop insurance (MPCI) market
–
Favorable market dynamics with only 17
licensed companies in 2013
–
Federal government sponsored
reinsurance and loss sharing mitigates
downside risk
–
Newly passed Federal Farm Bill provides
stability going forward
–
Not correlated with broader P&C market
–
Historic average combined ratio less than
90%
(1)
–
High risk adjusted returns
Enhanced Specialty Insurance Franchise
$MM
Notes
1. Historic average loss ratio post U.S. Federal cessions has been 82.9% (adjusted for the 2011 Federal reinsurance terms); current expense run rate after A&O subsidy is approximately 6% - 8%
Insurance Business Has Generated Approximately $200 Million of Underwriting Profits Since
Inception With a Combined Ratio of 97%
Attractive market characteristics

•
Improve profitability and consistency of results through
enhanced market presence, improved underwriting and
risk selection
Reinsurance Strategic Direction
Enhancing profitability by recruiting top flight underwriting talent, developing strategic partnerships with key clients and brokers, and improving underwriting and risk selection
Reinsurance Focusing on Growing Profitable Specialty Lines of Business
With Less Volatile Exposures

Strategic Priorities for Global Reinsurance
•
Third quarter 2012 additions
– Engineering Risk Underwriter
– Trade Credit and Surety Team
– Global Weather Unit
•
August 2013 – Hired Peter Mills, Head of Global Specialty
& Europe P&C Reinsurance
•
October 2013 – Hired Chris Donelan, Head of U.S.
Reinsurance and team of underwriters
•
January 2014 – Hired Marine Reinsurance Team based in
Zurich (starting in August 2014)
Recent Key Hires
•
Reinsurance business has a demonstrated track record of profitability
– Over $1 billion of premiums and combined ratio of 77% in 2013
– Generated almost $1 billion of underwriting profits with a combined ratio of 92% since inception
Demonstrated Track Record of Profitability
– Hired Jerome Faure in March 2013 as CEO of Global
Reinsurance
– Completed the consolidation of European
reinsurance underwriting in Zurich
– Focus on profitable growth and diversification
through existing and new specialty reinsurance units
•
Manage volatility through improved portfolio management
and opportunistic retro purchases
•
Eliminate substandard businesses with insufficient margins

22 Endurance and Aspen: Creating a Global Leader in Specialty Insurance and Reinsurance